[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) INVESTORS
                GROWTH STOCK SERIES
                (FORMERLY KNOWN AS MFS(R) GROWTH SERIES)

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INVESTORS GROWTH STOCK SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

            NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION
                           AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company,           Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee             Harvard University Graduate School of
Massachusetts Financial Services Company,           Business Administration, Adjunct
President and Director                              Professor; CBL & Associates Properties,
                                                    Inc. (real estate investment trust),
KEVIN J. PARKE* (born 12/14/59) Trustee             Director; The Baupost Fund (a mutual
Massachusetts Financial Services Company,           fund), Vice Chairman and Trustee
Chief Investment Officer, Executive Vice
President and Director                              J. DALE SHERRATT (born 09/23/38) Trustee
                                                    Insight Resources, Inc. (acquisition
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      planning specialists), President;
Brigham and Women's Hospital, Chief of Cardiac      Wellfleet Investments (investor in
Surgery; Harvard Medical School, Professor of       health care companies), Managing General
Surgery                                             Partner (since 1993); Paragon Trade
                                                    Brands, Inc. (disposable consumer
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)  products), Director; Cambridge
Trustee                                             Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding         products), Chief Executive Officer
company), Chief Executive Officer; Colonial         (until May 2001)
Insurance Company Ltd., Director and Chairman;
Bank of Butterfield, Chairman (until 1997)          ELAINE R. SMITH (born 04/25/46) Trustee
                                                    Independent health care industry
WILLIAM R. GUTOW (born 09/27/41) Trustee            consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company            WARD SMITH (born 09/13/30) Trustee
(video franchise), Vice Chairman                    Private investor; Sundstrand Corporation
                                                    (manufacturer of highly engineered
J. ATWOOD IVES (born 05/01/36) Trustee              products for industrial and aerospace
Private investor; KeySpan Corporation (energy       applications), Director (until June
related services), Director; Eastern Enterprises    1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          STEPHEN E. CAVAN (born 11/06/53)
Chairman and President                              Secretary and Clerk
Massachusetts Financial Services Company,           Massachusetts Financial Services
Chairman and Chief Executive Officer                Company, Senior Vice President, General
                                                    Counsel and Secretary
JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk             ROBERT R. FLAHERTY (born 09/18/63)
Massachusetts Financial services Company,           Assistant Treasurer
Senior Vice President and Associate General         Massachusetts Financial Services
Counsel                                             Company, Vice President (since August
                                                    2000); UAM Fund Services, Senior Vice
MARK E. BRADLEY (born 11/23/59) Assistant           President (prior to August 2000)
Treasurer
Massachusetts Financial Services Company,           ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President (since March 1997)                   Treasurer
                                                    Massachusetts Financial Services
                                                    Company, Vice President (since September
                                                    1996)

                                                    JAMES O. YOST (born 06/12/60) Assistant
                                                    Treasurer
                                                    Massachusetts Financial Services
                                                    Company, Senior Vice President


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from 8
500 Boylston Street                                 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing-
PORTFOLIO MANAGER                                   impaired individuals, call toll free:
Stephen Pesek*                                      1-800-637-6576 any business day from
                                                    9 a.m. to 5 p.m. Eastern time. (To use
CUSTODIAN                                           this service, your phone must be
State Street Bank and Trust Company                 equipped with a Telecommunications
                                                    Device for the Deaf).
AUDITORS
Deloitte & Touche LLP                               For share prices, account balances,
                                                    exchanges or stock
INVESTOR INFORMATION                                and bond outlooks, call toll free:
For information on MFS mutual funds, call your      1-800-MFS-TALK
investment professional or, for an information      (1-800-637-8255) anytime from a touch-
kit, call toll free:                                tone telephone.
1-800-637-2929 any business day from 9 a.m.
to 5 p.m. Eastern time (or leave a message          WORLD WIDE WEB
anytime).                                           www.mfs.com

*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames


     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, Initial Class shares of the series provided a total return of -24.14% and Service Class shares -24.83%. These returns, which include the reinvestment of any distributions, compare to a return of -20.42% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares to a -11.88% return over the same period for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market.

Looking at the market for growth stocks overall, the past year was very difficult. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors -- such as technology and telecommunications.

Throughout the year, we think uncertainty dampened investors' willingness to look beyond the next quarter or two of a company's potential performance. As a result, a number of companies that we viewed as long-term winners were severely punished for weakness we perceived as more short term in nature. We saw this as an opportunity to buy these stocks, rather than withdraw into more-defensive issues or cash.

We think our near-term underperformance was in large part a result of our remaining true to our style. We have stayed invested in growth stocks, we have not sought shelter in value stocks, and we have not retreated to a large cash position. Our shareholders have hired us to manage a large-cap growth portion of their overall portfolios, and that is how we have remained invested. And while the market penalized us for that discipline over the period, we believe we have positioned the portfolio to benefit in a recovering market. Our experience over a variety of market conditions has been that attempting to time the market by changing investment styles does not lead to strong long- term performance.

On both an emotional and an economic level, the terrorist attacks of September 11 were the most significant event of the period. Beyond the human dimensions of the tragedy, which overshadow any other considerations, our sense is that September 11 accelerated an economic process that was already in place. We were in a period where corporate earnings were declining and the economy was slowing down. We think September 11, by driving the market down sharply, may have caused it to reach a bottom earlier than would otherwise have been the case.

The good news is that we think the conditions that may bring about a recovery are already in place. As of the end of the period, both interest rates and energy prices were down significantly from their peaks of about a year ago. Business inventories, which ballooned at the start of the economic downturn, have been drawn down to a point where we think new production will be necessary to meet demand. And companies have reined in their costs and reduced head count, which, although painful for employees in the short term, can make corporations more competitive in the long run. We think the combination of these factors points to a potential recovery in the second half of 2002. We would caution, however, that we believe whatever recovery we do get will be gradual, and some sectors will recover later than others.

In the midst of a tough economic environment, our research uncovered opportunities in a number of areas over the period, and we adjusted the series' positioning to pursue those opportunities. Although we've kept a sizable piece of the portfolio invested in technology, our allocation to this sector has not been static. We reduced our exposure early in the period as corporate information technology spending ground to a virtual halt, causing inventories to mushroom and prices to plummet. Over the summer of 2001, however, we came to believe the sector was approaching a bottom. Stock valuations in many cases had come down to what we felt were attractive levels, inventories were down, and we saw signs of a slight uptick in demand. We began to selectively increase our technology exposure -- for the first time in nearly two years.

We don't expect technology spending to rebound to pre-2001 highs, but we do think the case can be made for gradual improvement over the coming 12 to 24 months. We also believe that a recovery won't be uniform across all areas of technology. For this reason, we favored software and semiconductor stocks over networking and telecommunications equipment stocks.

Health care, leisure, and financial services stocks were three other areas where we found opportunity. Health care was a case in which valuations (stock prices in relation to factors such as earnings and cash flow) had risen in late 2000 to levels that we felt were too high, as investors sought alternatives to technology stocks. When health care valuations corrected in the first half of 2001, we seized the opportunity to increase our exposure to several pharmaceutical firms that we felt had promising products in their pipelines.

Later in the period, we invested in several drug distribution firms that act as middlemen between drug manufacturers and large volume purchasers, such as hospitals and pharmacy chains. We felt the market was underestimating the long-term value of some of these distributors, especially those that had been effective in helping their customers cut costs.

In the leisure sector, most of our investments were in advertising-sensitive media firms. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations look for ways to cut expenses, and one of the first areas to benefit from a recovery. In retrospect, we may have been too early, although we still believe we have invested in the right companies. Over the period, our leisure investments did not perform as well as we had hoped. However, we believe that, in a reviving economy, these stocks could benefit as the market recognizes the firms that have been gaining market share during the downturn.

In the financial services area, we have been invested in several commercial property and casualty insurance firms for some time. Over a year ago, our analysts saw the potential for a turnaround in this industry, which had been in a slump for over a decade. Underwriting losses had reduced the capacity to write policies, allowing insurance firms to raise policy prices for the first time in many years.

Although the events of September 11 seemed to be a debacle for insurance firms, we would argue quite the opposite case. Strong companies with the reserves to sustain losses from the terrorist attacks may, we believe, find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand for insurance coverage could increase in this environment.

     Respectfully,

 /s/ Stephen Pesek

     Stephen Pesek
     Portfolio Manager

Prior to May 1, 2001, MFS(R) Investors Growth Stock Series was known as MFS(R) Growth Series.

Notes to Shareholders: Effective November 30, 2001, the Russell 1000 Growth Index has replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the series' benchmark. We believe the Russell 1000 Growth Index more accurately reflects our growth discipline, offering investors a more reliable objective measure of the portfolio's performance. For comparison, we will also continue to provide returns for the S&P 500.

Effective May 7, 2001, Stephen Pesek became the sole manager of the series. Previously, he had co-managed the series with Thomas D. Barrett.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class   May 3, 1999
                 Service Class  May 1, 2000

Size: $270.1 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2001. Index information is from May 1, 1999.)

              MFS Investors         Standard             Russell
            Growth Stock Series     & Poor's              1000
             - Initial Class      500 Stock Index     Growth Index
-------------------------------------------------------------------
 5/99            $10,000             $10,000             $10,000
12/99             14,001              11,100              12,504
12/00             13,138              10,090               9,700
12/01              9,966               8,892               7,719


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS

                                                 1 Year                Life*
------------------------------------------------------------------------------
Cumulative Total Return                         -24.14%               -0.34%
------------------------------------------------------------------------------
Average Annual Total Return                     -24.14%               -0.13%
------------------------------------------------------------------------------

SERVICE CLASS
                                                 1 Year                Life*
------------------------------------------------------------------------------
Cumulative Total Return                         -24.83%               -1.33%
------------------------------------------------------------------------------
Average Annual Total Return                     -24.83%               -0.50%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                 1 Year                Life*
------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#              -11.88%               -4.31%
------------------------------------------------------------------------------
Russell 1000 Growth Index#                      -20.42%               -9.25%
------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2001. Index information is from
    May 1, 1999.
(+) Average annual rates of return. Exception: if the period is greater than six months but less than a year, it is not an average annual rate of return.
#   Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At a special meeting of shareholders of MFS Investors Growth Stock Series, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows.

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                22,521,692.627    537,752.267
John W. Ballen                                   22,523,874.313    535,570.581
Lawrence H. Cohn, M.D.                           22,506,632.512    552,812.382
The Hon. J. David Gibbons, KBE                   22,460,053.302    599,391.592
William R. Gutow                                 22,521,846.459    537,598.435
J. Atwood Ives                                   22,515,879.356    543,565.538
Abby M. O'Neill                                  22,478,139.664    581,305.230
Lawrence T. Perera                               22,520,671.816    538,773.078
William J. Poorvu                                22,520,484.014    538,960.880
Arnold D. Scott                                  22,510,761.090    548,683.804
J. Dale Sherratt                                 22,520,484.014    538,960.880
Elaine R. Smith                                  22,509,740.721    549,704.173
Ward Smith                                       22,474,354.837    585,090.057

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
For                                              21,776,435.789
Against                                             353,102.014
Abstain                                             929,907.091

ITEM 3.  The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
For                                              21,627,505.671
Against                                             384,180.184
Abstain                                           1,047,759.039

ITEM 4.  The   approval   of   a   new   investment  advisory  agreement  with
         Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
For                                              21,774,805.892
Against                                             333,134.456
Abstain                                             951,504.546

ITEM 5. To ratify the selection of Deloitte & Touche, LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
For                                              22,066,924.935
Against                                             124,428.547
Abstain                                             868,091.412

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 95.6%
-----------------------------------------------------------------------------
ISSUER                                              SHARES              VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 89.3%
  Advertising & Broadcasting - 0.6%
    Omnicom Group, Inc.                             17,900       $  1,599,365
-----------------------------------------------------------------------------
  Aerospace & Defense - 0.6%
    Northrop Grumman Corp.                          16,700       $  1,683,527
-----------------------------------------------------------------------------
  Apparel & Textiles - 0.8%
    Nike, Inc., "B"                                 37,600       $  2,114,624
-----------------------------------------------------------------------------
  Automotive - 1.2%
    Harley-Davidson, Inc.                           58,890       $  3,198,316
-----------------------------------------------------------------------------
  Banks & Credit Cos. - 1.4%
    Bank America Corp.                              16,650       $  1,048,118
    Capital One Financial Corp.                     48,400          2,611,180
                                                                 ------------
                                                                 $  3,659,298
-----------------------------------------------------------------------------
  Biotechnology - 2.9%
    Abbott Laboratories, Inc.                       77,000       $  4,292,750
    Amgen, Inc.*                                    50,700          2,861,508
    Genentech, Inc.*                                12,100            656,425
                                                                 ------------
                                                                 $  7,810,683
-----------------------------------------------------------------------------
  Business Machines - 2.7%
    International Business Machines Corp.           26,700       $  3,229,632
    Sun Microsystems, Inc.*                        153,400          1,886,820
    Texas Instruments, Inc.                         74,140          2,075,920
                                                                 ------------
                                                                 $  7,192,372
-----------------------------------------------------------------------------
  Business Services - 3.9%
    ARAMARK Corp.*                                   2,800       $     75,320
    Automatic Data Processing, Inc.                 59,300          3,492,770
    Concord EFS, Inc.*                              31,100          1,019,458
    First Data Corp.                                74,900          5,875,905
                                                                 ------------
                                                                 $ 10,463,453
-----------------------------------------------------------------------------
  Cellular Phones - 0.6%
    Sprint Corp. (PCS Group)*                       64,350       $  1,570,784
-----------------------------------------------------------------------------
  Chemicals - 0.7%
    Praxair, Inc.                                   35,570       $  1,965,243
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 2.3%
    Cisco Systems, Inc.*                           155,780       $  2,821,176
    Dell Computer Corp.*                            90,700          2,465,226
    Lexmark International, Inc.*                    15,700            926,300
                                                                 ------------
                                                                 $  6,212,702
-----------------------------------------------------------------------------
  Computer Software - 1.4%
    Oracle Corp.*                                  184,520       $  2,548,221
    Rational Software Corp.*                        66,500          1,296,750
                                                                 ------------
                                                                 $  3,844,971
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.1%
    Intuit, Inc.*                                   21,500       $    919,340
    Microsoft Corp.*                                71,850          4,761,500
                                                                 ------------
                                                                 $  5,680,840
-----------------------------------------------------------------------------
  Computer Software - Services - 2.1%
    VERITAS Software Corp.*                        125,070       $  5,606,888
-----------------------------------------------------------------------------
  Computer Software - Systems - 2.4%
    Adobe Systems, Inc.                             28,100       $    872,505
    Brocade Communications Systems, Inc.*           32,400          1,073,088
    Cadence Design Systems, Inc.*                   70,800          1,551,936
    Electronic Data Systems Corp.                   24,100          1,652,055
    EMC Corp.*                                       9,720            130,637
    Peoplesoft, Inc.*                               31,500          1,266,300
                                                                 ------------
                                                                 $  6,546,521
-----------------------------------------------------------------------------
  Conglomerates - 5.5%
    General Electric Co.                            75,820       $  3,038,866
    Tyco International Ltd.                        202,937         11,952,989
                                                                 ------------
                                                                 $ 14,991,855
-----------------------------------------------------------------------------
  Consumer Goods & Services - 2.3%
    Avon Products, Inc.                             38,300       $  1,780,950
    Estee Lauder Cos., "A"                          16,900            541,814
    Gillette Co.                                    68,700          2,294,580
    Kimberly-Clark Corp.                             8,300            496,340
    Philip Morris Cos., Inc.                        24,990          1,145,791
                                                                 ------------
                                                                 $  6,259,475
-----------------------------------------------------------------------------
  Electronics - 3.4%
    Analog Devices, Inc.*                           66,360       $  2,945,720
    Linear Technology Corp.                         60,600          2,365,824
    Micron Technology, Inc.*                        70,830          2,195,730
    National Semiconductor Corp.*                   35,100          1,080,729
    QLogic Corp.*                                   12,700            565,277
                                                                 ------------
                                                                 $  9,153,280
-----------------------------------------------------------------------------
  Entertainment - 5.3%
    AOL Time Warner, Inc.*                          62,380       $  2,002,398
    Carnival Corp.                                  39,400          1,106,352
    Clear Channel Communications, Inc.*             70,440          3,586,100
    Viacom, Inc., "B"*                             173,345          7,653,182
                                                                 ------------
                                                                 $ 14,348,032
-----------------------------------------------------------------------------
  Financial Institutions - 8.2%
    American Express Co.                            86,100       $  3,072,909
    Charles Schwab Corp.                            25,300            391,391
    Citigroup, Inc.                                 89,615          4,523,765
    Freddie Mac                                     59,940          3,920,076
    Goldman Sachs Group, Inc.                       32,300          2,995,825
    Household International, Inc.                   24,400          1,413,736
    Merrill Lynch & Co., Inc.                       59,400          3,095,928
    Morgan Stanley Dean Witter & Co.                49,800          2,785,812
                                                                 ------------
                                                                 $ 22,199,442
-----------------------------------------------------------------------------
  Financial Services - 0.6%
    Mellon Financial Corp.                          45,000       $  1,692,900
-----------------------------------------------------------------------------
  Food & Beverage Products - 1.5%
    Anheuser-Busch Cos., Inc.                       19,800       $    895,158
    General Mills, Inc.                             24,300          1,263,843
    PepsiCo, Inc.                                   36,500          1,777,185
                                                                 ------------
                                                                 $  3,936,186
-----------------------------------------------------------------------------
  Healthcare - 0.6%
    HCA Inc.                                        45,700       $  1,761,278
-----------------------------------------------------------------------------
  Insurance - 2.7%
    American International Group, Inc.              62,885       $  4,993,069
    Chubb Corp.                                      7,000            483,000
    Marsh & McLennan Cos., Inc.                      9,500          1,020,775
    Principal Financial Group, Inc.*                19,210            461,040
    Prudential Financial, Inc.*                     10,130            336,215
                                                                 ------------
                                                                 $  7,294,099
-----------------------------------------------------------------------------
  Internet - 0.9%
    Ebay, Inc.*                                     15,100       $  1,010,190
    VeriSign, Inc.*                                 37,760          1,436,390
                                                                 ------------
                                                                 $  2,446,580
-----------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                   47,900       $  2,888,849
-----------------------------------------------------------------------------
  Medical & Health Products - 10.8%
    Allergan, Inc.                                  17,100       $  1,283,355
    American Home Products Corp.                    98,905          6,068,811
    Applied Biosystems Group - Applera Corp.        42,510          1,669,368
    Baxter International, Inc.                      15,350            823,220
    Boston Scientific Corp.*                        29,400            709,128
    Eli Lilly & Co.                                 39,750          3,121,965
    Forest Laboratories, Inc.*                      34,800          2,851,860
    Johnson & Johnson Co.                           89,600          5,295,360
    Pfizer, Inc.                                   186,830          7,445,175
                                                                 ------------
                                                                 $ 29,268,242
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 3.2%
    Cardinal Health, Inc.                           33,425       $  2,161,260
    Genzyme Corp.*                                  46,200          2,765,532
    Medimmune, Inc.*                                12,200            565,470
    UnitedHealth Group, Inc.                        44,900          3,177,573
                                                                 ------------
                                                                 $  8,669,835
-----------------------------------------------------------------------------
  Oil Services - 0.2%
    El Paso Corp.                                    9,233       $    411,884
-----------------------------------------------------------------------------
  Oils - 0.5%
    Devon Energy Corp.                              32,470       $  1,254,966
-----------------------------------------------------------------------------
  Railroad
    CSX Corp.                                          100       $      3,505
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Starwood Hotels & Resorts Co.                    6,700       $    199,995
-----------------------------------------------------------------------------
  Restaurants & Lodging - 1.2%
    Cendant Corp.*                                 110,200       $  2,161,022
    Tricon Global Restaurants, Inc.*                20,300            998,760
                                                                 ------------
                                                                 $  3,159,782
-----------------------------------------------------------------------------
  Retail - 8.6%
    Costco Wholesale Corp.*                         66,220       $  2,938,843
    CVS Corp.                                       22,200            657,120
    Gap, Inc.                                       34,100            475,354
    Home Depot, Inc.                                52,300          2,667,823
    Kohl's Corp.*                                   31,900          2,247,036
    Lowe's Cos., Inc.                              115,880          5,377,991
    Staples, Inc.*                                  40,800            762,960
    Target Corp.                                   153,200          6,288,860
    Wal-Mart Stores, Inc.                           30,700          1,766,785
                                                                 ------------
                                                                 $ 23,182,772
-----------------------------------------------------------------------------
  Special Products & Services - 2.7%
    Illinois Tool Works, Inc.                       39,500       $  2,674,940
    Minnesota Mining & Manufacturing Co.            40,100          4,740,221
                                                                 ------------
                                                                 $  7,415,161
-----------------------------------------------------------------------------
  Supermarket - 0.3%
    Safeway, Inc.*                                  20,500       $    855,875
-----------------------------------------------------------------------------
  Telecommunications - 0.4%
    EchoStar Communications Corp.*                  39,400       $  1,082,318
-----------------------------------------------------------------------------
  Telecommunications & Cable - 0.7%
    Comcast Corp., "A"*                             52,270       $  1,881,720
-----------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    AT&T Wireless Services, Inc.*                  100,100       $  1,438,437
    QUALCOMM, Inc.*                                 39,600          1,999,800
                                                                 ------------
                                                                 $  3,438,237
-----------------------------------------------------------------------------
  Transportation - 1.4%
    Fedex Corp.*                                    40,300       $  2,090,764
    United Parcel Service, Inc.                     29,800          1,624,100
                                                                 ------------
                                                                 $  3,714,864
-----------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    Calpine Corp.*                                  23,710       $    398,091
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $241,058,810
-----------------------------------------------------------------------------
Foreign Stocks - 6.3%
  Bermuda - 2.2%
    Ace Ltd. (Insurance)                            82,300       $  3,304,345
    Xl Capital Ltd. (Insurance)                     29,100          2,658,576
                                                                 ------------
                                                                 $  5,962,921
-----------------------------------------------------------------------------
  Finland - 1.1%
    Nokia Corp., ADR (Telecommunications)          117,100       $  2,872,463
-----------------------------------------------------------------------------
  France - 1.1%
    Sanofi-Synthelabo S.A. (Medical & Health
      Products)                                     38,400       $  2,863,627
-----------------------------------------------------------------------------
  Germany
    SAP AG, ADR (Computer Software - Systems)          100       $     13,019
-----------------------------------------------------------------------------
  Netherlands - 0.6%
    STMicroelectronics N.V. (Electronics)           51,900       $  1,643,673
-----------------------------------------------------------------------------
  Taiwan - 0.5%
    Taiwan Semiconductor Manufacturing Co. Ltd.,
      ADR (Electronics)                             82,984       $  1,424,835
-----------------------------------------------------------------------------
  United Kingdom - 0.8%
    Diageo PLC (Food & Beverage Products)*          11,600       $    132,356
    Vodafone Group PLC, ADR (Telecommunications)    82,194          2,110,742
                                                                 ------------
                                                                 $  2,243,098
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 17,023,636
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $242,663,973)                     $258,082,446
-----------------------------------------------------------------------------
Repurchase Agreement - 5.0%
-----------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
-----------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/01, due
      1/02/02, total to be received $13,559,356
      (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly
      traded account), at Cost                     $13,558       $ 13,558,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $256,221,973)                $271,640,446

Other Assets, Less Liabilities - (0.6)%                            (1,504,313)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $270,136,133
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------
DECEMBER 31, 2001
----------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $256,221,973)   $271,640,446
  Cash                                                         126,924
  Investments of cash collateral for securities
    loaned,  at identified cost and value                   10,327,560
  Receivable for investments sold                               37,260
  Receivable for series shares sold                          1,427,263
  Interest and dividends receivable                            118,509
                                                          ------------
      Total assets                                        $283,677,962
                                                          ------------
Liabilities:
  Payable for investments purchased                       $  3,076,513
  Payable for series shares reacquired                          59,676
  Collateral for securities loaned, at value                10,327,560
  Payable to affiliates -
    Management fee                                              16,773
    Shareholder servicing agent fee                                752
    Distribution fee                                             2,033
  Accrued expenses and other liabilities                        58,522
                                                          ------------
      Total liabilities                                   $ 13,541,829
                                                          ------------
Net assets                                                $270,136,133
                                                          ============
Net assets consist of:
  Paid-in capital                                         $333,537,691
  Unrealized appreciation on investments and
    translation of assets andliabilities
    in foreign currencies                                   15,418,482
  Accumulated distributions in excess of net
    realized gain on investments
    and foreign currency transactions                      (78,819,933)
                                                          ------------
  Accumulated net investment loss                                 (107)
                                                          ------------
      Total                                               $270,136,133
                                                          ============
Shares of beneficial interest outstanding                  27,784,620
                                                           ==========

Initial Class of shares:
  Net asset value per share
    (net assets of $147,279,510 / 15,071,415
    shares of beneficial interest outstanding)              $9.77
                                                            =====

Service Class of shares:
  Net asset value per share
    (net assets of $122,856,623 / 12,713,205
    shares of beneficial interest outstanding)              $9.66
                                                            =====

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $  1,342,187
    Interest                                                          656,767
    Foreign taxes withheld                                            (14,280)
                                                                 ------------
      Total investment income                                    $  1,984,674
                                                                 ------------

  Expenses -
    Management fee                                               $  1,538,922
    Trustees' compensation                                              7,400
    Shareholder servicing agent fee                                    71,787
    Distribution fee (Service Class)                                  171,375
    Administrative fee                                                 20,955
    Custodian fee                                                      92,469
    Printing                                                           49,641
    Auditing fees                                                      30,966
    Legal fees                                                          7,950
    Miscellaneous                                                      50,466
                                                                 ------------
      Total expenses                                             $  2,041,931
    Fees paid indirectly                                              (37,135)
    Reimbursement of expenses to investment adviser                    23,324
                                                                 ------------
      Net expenses                                               $  2,028,120
                                                                 ------------
        Net investment loss                                      $    (43,446)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $(67,016,083)
    Foreign currency transactions                                     (18,030)
                                                                 ------------
      Net realized loss on investments and foreign currency
        transactions                                             $(67,034,113)
                                                                 ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 16,221,183
    Translation of assets and liabilities in foreign
      currencies                                                         (228)
                                                                 ------------
        Net unrealized gain on investments and foreign
          currency translation                                   $ 16,220,955
                                                                 ------------
          Net realized and unrealized loss on investments
           and foreign currency                                  $(50,813,158)
                                                                 ------------
            Decrease in net assets from operations               $(50,856,604)
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                          2001             2000
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $     (43,446)   $     184,546
  Net realized loss on investments and foreign currency
    transactions                                              (67,034,113)     (10,181,364)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                       16,220,955       (3,213,570)
                                                            -------------    -------------
    Decrease in net assets from operations                  $ (50,856,604)   $ (13,210,388)
                                                            -------------    -------------

Distributions declared to shareholders -
  From net investment income (Initial Class)                $    (119,040)   $        --
  From net investment income (Service Class)                      (50,408)            --
  In excess of net investment income (Initial Class)                  (65)            --
  In excess of net investment income (Service Class)                  (28)            --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                            --           (162,229)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                (910,801)        (119,866)
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                (608,714)            --
                                                            -------------    -------------
      Total distributions declared to shareholders          $  (1,689,056)   $    (282,095)
                                                            -------------    -------------
Net increase in net assets from series share transactions   $ 171,423,174    $ 145,861,874
                                                            -------------    -------------
      Total increase in net assets                          $ 118,877,514    $ 132,369,391
Net assets:
  At beginning of period                                      151,258,619       18,889,228
                                                            -------------    -------------

  At end of period (including accumulated distributions
    in excess of net investment income of $0 and
    $169,448, respectively)                                 $ 270,136,133    $ 151,258,619
                                                            =============    =============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                          -----------------------------------           DECEMBER 31,
INITIAL CLASS SHARES                                              2001                   2000                  1999*
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $13.00                 $13.95                 $10.00
                                                                ------                 ------                 ------

Income from investment operations# -
  Net investment income(S)                                      $ 0.01                 $ 0.04                 $ 0.06
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         (3.14)**               (0.89)                  3.94
                                                                ------                 ------                 ------
      Total from investment operations                          $(3.13)                $(0.85)                $ 4.00
                                                                ------                 ------                 ------

Less distributions declared to shareholders -
  From net investment income                                    $(0.01)                $ --                   $(0.02)
  From net realized gain on investments and foreign
    currency transactions                                         --                    (0.06)                 (0.03)
  In excess of net investment income                              --                     --                    (0.00)+++
  In excess of net realized gain on investments and
    foreign currency transactions                                (0.09)                 (0.04)                  --
                                                                ------                 ------                 ------
      Total distributions declared to shareholders              $(0.10)                $(0.10)                $(0.05)
                                                                ------                 ------                 ------
Net asset value - end of period                                 $ 9.77                 $13.00                 $13.95
                                                                ======                 ======                 ======
Total return                                                    (24.14)%                (6.17)%                40.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.92%                  0.93%                  1.01%+
  Net investment income                                           0.07%                  0.28%                  0.71%+
Portfolio turnover                                                 265%                   248%                    73%
Net assets at end of period (000 Omitted)                     $147,280                $97,766                $18,889

(S) Subject  to  reimbursement  by  the  series,  the  investment  adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of  management  fees  through
    June  30,  2001.  In consideration, the series pays the investment adviser a reimbursement fee not greater than
    0.15% of the average daily net assets. To the extent actual  expenses  were  over  this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                     $ 0.01                 $ 0.04                 $ 0.02
      Ratios (to average net assets):
        Expenses##                                                0.91%                  0.94%                  1.47%+
        Net investment income                                     0.08%                  0.27%                  0.25%+
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
 ** The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amounts of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  expense reductions from [directed brokerage and] certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED             PERIOD ENDED
                                                                    DECEMBER 31,             DECEMBER 31,
SERVICE CLASS SHARES                                                        2001                    2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $12.98                   $14.40
                                                                          ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                                         $(0.01)                  $ 0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       (3.21)**                 (1.43)
                                                                          ------                   ------
      Total from investment operations                                    $(3.22)                  $(1.42)
                                                                          ------                   ------
Less distributions declared to shareholders -
  From net investment income                                              $(0.01)                  $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                                  (0.09)                    --
                                                                          ------                   ------
                                                                                                   $
      Total distributions declared to shareholders                        $(0.10)                    --
                                                                          ------                   ------
Net asset value - end of period                                           $ 9.66                   $12.98
                                                                          ======                   ======
Total return                                                              (24.83)%                  (9.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.13%                    1.11%+
  Net investment income (loss)                                             (0.15)%                   0.15%+
Portfolio turnover                                                           265%                     248%
Net assets at end of period (000 Omitted)                               $122,857                  $53,492

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees through June 30, 2001. In consideration, the series pays the investment adviser a reimbursement fee not greater than
    0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                               $(0.01)                  $ 0.01
      Ratios (to average net assets):
        Expenses##                                                          1.12%                    1.12%+
        Net investment income (loss)                                       (0.14)%                   0.14%+
  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 ** The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
  # Per share amount are based on average shares outstanding
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Investors Growth Stock Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 38 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The fund series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $9,944,056. These loans were collateralized by cash of $10,327,560 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                        SHARES       AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        10,327,560     $10,327,560

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $20,836 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $16,299 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                   DECEMBER 31, 2001   DECEMBER 31, 2000
--------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                       $1,652,988            $282,095
    Long-term capital gain                    36,068               --
                                          ----------            --------
    Total Distributions Paid              $1,689,056            $282,095
                                          ==========            ========

During the year ended December 31, 2001, accumulated undistributed net investment loss decreased by $43,432, accumulated distributions in excess of net realized loss on investments and foreign currency transactions decreased by $18,424, and paid-in capital decreased by $61,856 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                Undistributed ordinary income          $    --
                Undistributed long-term capital gains       --
                Capital loss carryforward               (35,254,565)
                Unrealized loss                         (28,146,993)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $35,254,565 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's series average daily net assets. The series had a temporary expense reimbursement agreement whereby MFS had voluntarily agreed to pay all of the fund's series operating expenses, exclusive of management and distribution through June 30, 2001. The series in turn paid MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeded the series' actual expenses, the excess was applied to amounts paid by MFS in prior years. As of June 30, 2001, the series fully reimbursed all of the expenses paid by MFS.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities purchased option transactions and short-term obligations, aggregated $682,399,665 and $507,300,333, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $299,785,309
                                                                 ------------
Gross unrealized appreciation                                    $ 18,833,169
Gross unrealized depreciation                                     (46,978,032)
                                                                 ------------
    Net unrealized depreciation                                  $(28,144,863)
                                                                 ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                   YEAR ENDED DECEMBER 31, 2001    YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           8,927,724    $ 94,627,246       6,481,624    $ 92,109,692
Shares issued to shareholders in
  reinvestment of distributions          93,884       1,029,903          19,837         282,092
Shares reacquired                    (1,470,976)    (14,670,751)       (334,460)     (4,788,002)
                                   ------------    ------------    ------------    ------------
    Net increase                      7,550,632    $ 80,986,398       6,167,001    $ 87,603,782
                                   ============    ============    ============    ============
Service Class shares
                                   YEAR ENDED DECEMBER 31, 2001  PERIOD ENDED DECEMBER 31, 2000*
                                   ----------------------------  ------------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           9,157,256    $ 96,105,529       4,196,851    $ 59,322,871
Shares issued to shareholders in
  reinvestment of distributions          60,195         659,132            --              --
Shares reacquired                      (625,336)     (6,327,885)        (75,761)     (1,064,779)
                                   ------------    ------------    ------------    ------------
    Net increase                      8,592,115    $ 90,436,776       4,121,090    $ 58,258,092
                                   ============    ============    ============    ============
*For  the  period  from  the  inception  of Service Class shares, May 1, 2000,  through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $2,514. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and the Shareholders of MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities of MFS Investors Growth Stock Series, (the Series), (formerly the MFS Growth Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 13.23%.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VGS-2 2/02 38.5M